Exhibit 99.2

CONFERENCE CALL TRANSCRIPT

SECOND QUARTER 2003 RESULTS

THURSDAY JULY 24, 2003, 10:30 AM EST.

OPERATOR:  GOOD MORNING AND WELCOME, LADIES AND GENTLEMEN, TO THE SAVIENT PHARMACEUTICALS SECOND QUARTER EARNINGS CONFERENCE CALL.  AT THIS TIME I WOULD LIKE TO INFORM YOU THAT THIS CONFERENCE IS BEING RECORDED AND THAT ALL PARTICIPANTS ARE IN A LISTEN-ONLY MODE.  AT THE REQUEST OF THE COMPANY, WE WILL OPEN THE CONFERENCE UP FOR QUESTIONS AND ANSWERS AFTER THE PRESENTATION.

I WILL NOW TURN THE CONFERENCE OVER TO GWEN HARNING FOR THE REQUISITE SAFE HARBOR STATEMENT.

GWEN HARNING:  GOOD MORNING, I AM GWEN HARNING OF SAVIENT PHARMACEUTICALS, AND I THANK YOU FOR JOINING US TODAY.

BEFORE I INTRODUCE DR. FASS, PLEASE BEAR WITH ME AS I PROVIDE THE REQUISITE SAFE HARBOR STATEMENT.

STATEMENTS IN THIS DISCUSSION CONCERNING OUR BUSINESS OUTLOOK OR FUTURE ECONOMIC PERFORMANCE, PRODUCT DEVELOPMENTS, ANTICIPATED PROFITABILITY, REVENUES, EXPENSES, EARNINGS, OR OTHER FINANCIAL ITEMS; AND STATEMENTS CONCERNING ASSUMPTIONS MADE OR EXPECTATIONS AS TO ANY FUTURE EVENTS, CONDITIONS, PERFORMANCE OR OTHER MATTERS, ARE “FORWARD-LOOKING STATEMENTS” AS THAT TERM IS DEFINED UNDER THE FEDERAL SECURITIES LAWS.  FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN SUCH STATEMENTS.  SUCH RISKS, UNCERTAINTIES AND FACTORS INCLUDE, BUT ARE NOT LIMITED TO, DEVELOPMENT, INTRODUCTION OR CONSUMER ACCEPTANCE OF COMPETING PRODUCTS, CHANGES AND DELAYS IN PRODUCT DEVELOPMENT

PLANS AND SCHEDULES, CUSTOMER ACCEPTANCE OF NEW PRODUCTS, DEVELOPMENT, INTRODUCTION, OR CONSUMER ACCEPTANCE OF COMPETING PRODUCTS, CHANGES IN PRICING OR OTHER ACTIONS BY COMPETITORS, PATENTS OWNED BY US AND OUR COMPETITORS, AND GENERAL ECONOMIC CONDITIONS, AS WELL AS OTHER RISKS DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

I WOULD NOW LIKE TO INTRODUCE DR. SIM FASS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SAVIENT PHARMACEUTICALS, INC.

DR. SIM FASS:  GOOD MORNING AND THANK YOU FOR JOINING US.

TODAY I WILL PROVIDE A REPORT ON OUR BUSINESS WITH PARTICULAR FOCUS ON OUR PROGRESS DURING THE FIRST HALF OF THIS YEAR, FOLLOWING WHICH THERE WILL BE AN OPPORTUNITY TO ASK QUESTIONS.

I WOULD LIKE TO PREFACE MY REMARKS BY COMMENTING THAT WE ARE VERY PLEASED WITH OUR PROGRESS IN THE FIRST SIX MONTHS OF THIS YEAR.  WE WERE ABLE TO FURTHER OUR STRATEGY OF GROWING OUR COMMERCIAL BUSINESS WHILE SIMULTANEOUSLY ADVANCING OUR PROPRIETARY DEVELOPMENT PROJECTS.

BEFORE PROCEEDING IN DETAIL, I WILL BRIEFLY SUMMARIZE FOR YOU OUR FINANCIAL RESULTS AND THE KEY FACTORS THAT CONTRIBUTED TO OUR EARNINGS IN THE SECOND QUARTER AND FIRST HALF OF 2003.  FOR MORE DETAILED INFORMATION ON OUR FINANCIAL RESULTS, I REFER YOU TO THIS MORNING’S NEWS RELEASE.

IN THE THREE MONTHS ENDED JUNE 30, 2003, COMPARED TO THE CORRESPONDING PERIOD OF 2002, WE REALIZED:

•                  REVENUES OF $30.9 MILLION, COMPARED TO $25.1 MILLION, AN INCREASE OF 23%!

•                  PRODUCT SALES OF $28.0 MILLION, COMPARED TO $23.2 MILLION, AN INCREASE OF 21%!

•                  NET INCOME OF $2.5 MILLION, COMPARED TO $2.4 MILLION; AND

•                  EARNINGS PER SHARE OF FOUR CENTS, COMPARED TO FOUR CENTS.

IN THE SIX MONTHS ENDED JUNE 30, 2003, COMPARED TO THE CORRESPONDING PERIOD OF 2002, WE REALIZED:

•                  REVENUES OF $58.9 MILLION, COMPARED TO $45.9 MILLION, AN INCREASE OF 28%!

•                  PRODUCT SALES OF $55.0 MILLION, COMPARED TO $42.1 MILLION, AN INCREASE OF 31%!

•                  NET INCOME OF $5.5 MILLION, COMPARED TO $3.4 MILLION; AND

•                  EARNINGS PER SHARE OF NINE CENTS, COMPARED TO SIX CENTS, AN INCREASE OF 50%.

THE SIGNIFICANT INCREASE IN PRODUCT SALES AND REVENUES IN BOTH THE THREE AND SIX MONTHS ENDED JUNE 30TH WAS DUE TO THE INCLUSION OF ROSEMONT’S SALES OF ORAL LIQUID PHARMACEUTICALS IN THE UNITED KINGDOM AND AN INCREASE IN SALES OF OXANDRIN, PARTIALLY OFFSET BY LOWER SALES OF HUMAN GROWTH HORMONE AND DELATESTRYL®.  AS YOU KNOW, WE ACQUIRED ROSEMONT ON SEPTEMBER 30TH, 2002; THEREFORE THERE WERE NO REVENUES REPORTED FROM ROSEMONT IN THE FIRST HALF OF 2002.

EXPENSES IN THE SECOND QUARTER OF 2003 WERE $27.3 MILLION, COMPARED TO $20.5 MILLION IN THE SECOND QUARTER OF 2002, WHILE FIRST HALF 2003 EXPENSES WERE $51.3 MILLION, COMPARED TO $41.0 IN THE CORRESPONDING 2002 PERIOD.

NOTE THAT OUR 2003 FIRST HALF EXPENSES REFLECT THE INCLUSION OF $7.4 MILLION OF ROSEMONT OPERATING EXPENSES AND $2.0 MILLION OF AMORTIZATION OF INTANGIBLES IN CONNECTION WITH THE ACQUISITION OF ROSEMONT. AS I MENTIONED, WE ACQUIRED ROSEMONT ON SEPTEMBER 30TH, 2002; THEREFORE, THERE WERE NO EXPENSES REPORTED FROM ROSEMONT IN THE FIRST HALF OF 2002.

OTHER CHANGES IN OPERATING EXPENSES IN BOTH THE THREE AND SIX MONTHS ENDED JUNE 30, 2003 WERE AN INCREASE IN GENERAL AND ADMINISTRATIVE EXPENSES DUE TO INCREASES IN LEGAL, COMPENSATION, INSURANCE, AND OCCUPANCY AND MAINTENANCE EXPENSES CONNECTED TO OUR NEW HEADQUARTERS; AND, IN THE SIX MONTHS ENDED JUNE 30, 2003, AN INCREASE IN MARKETING AND SALES EXPENSES.

THESE INCREASES WERE PARTIALLY OFFSET BY A DECREASE IN RESEARCH AND DEVELOPMENT EXPENSE DUE TO THE TIMING OF VARIOUS DEVELOPMENT ACTIVITIES, INCLUDING CLINICAL TRIAL RELATED EXPENSES. HOWEVER, WE EXPECT A REBOUND OF OUR R&D EXPENSES IN THE SECOND HALF OF 2003, AS WE ANTICIPATE STEPPED UP CLINICAL TRIAL ACTIVITY.  ON A FULL-YEAR BASIS, WE CURRENTLY ANTICIPATE OUR R&D EXPENSE WILL APPROXIMATE 30% OF SALES.

COST OF PRODUCT SALES AS A PERCENTAGE OF PRODUCT SALES WAS 18.5% COMPARED TO 15.0% FOR THE THREE MONTHS, AND 17.6% COMPARED TO 15.8% FOR THE SIX MONTHS, AS A FUNCTION OF THE ADDITION OF SALES OF OUR ORAL LIQUID PRODUCTS, WHICH HAVE A HIGHER COST OF GOODS THAN SOME OF OUR OTHER PRODUCTS, AND A CHANGE IN THE MIX OF OUR OTHER PRODUCT SALES.

TURNING TO OUR OTHER BUSINESS DEVELOPMENTS…

I WOULD LIKE NOW — AS I HAVE DONE FOR PRECEDING QUARTERS — TO PROVIDE YOU WITH AN UPDATE ON THE THREE AREAS OF OPERATIONS REPRESENTED BY OUR STRATEGIC PLAN, NAMELY:

•                  THE REALIZATION OF THE COMMERCIAL POTENTIAL THAT OUR MARKETED PRODUCTS REPRESENT;

•                  THE EXECUTION OF OUR M&A STRATEGY;

•                  AND THE DEVELOPMENT OF OUR PROPRIETARY PIPELINE PRODUCTS.

BEGINNING WITH THE FIRST OF THESE,

WE ARE COMMITTED TO MAXIMIZING THE COMMERCIAL POTENTIAL OF OUR MARKETED PRODUCTS IN THE U.S., U.K., AND THE REST OF THE WORLD BY DRIVING THEIR MARKET SHARE GROWTH.

OXANDRIN PRESCRIPTIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 GREW 10% OVER THE SIX MONTHS ENDED JUNE 30, 2002, WITH 23% OF TOTAL PRESCRIPTIONS BEING WRITTEN FOR THE 10-MG TABLET.

OUR 10-MG OXANDRIN TABLET STRENGTH, WHICH ALLOWS THOSE PATIENTS TAKING 20 MG A DAY, THE MOST COMMON DOSAGE, TO CONVERT FROM EIGHT 2.5-MG TABLETS TAKEN IN DIVIDED DOSES TO THE CONVENIENCE OF TWO 10-MG TABLETS DAILY, IS EXPECTED TO IMPROVE PATIENT ADHERENCE TO THERAPY

BY REDUCING PILL BURDEN. THE 10-MG TABLET WAS INTRODUCED INTO THE U.S. MARKET IN LATE 2002. SO FAR WE ARE ENCOURAGED BY THE MARKET ACCEPTANCE OF THIS NEW DOSAGE STRENGTH.

AS YOU KNOW FROM OUR RECENT ANNOUNCEMENT, WE HAVE EXPANDED OUR OXANDRIN MARKETING AND SALES FORCE TO INCLUDE THE TREATMENT OF INVOLUNTARY WEIGHT LOSS (IWL) ASSOCIATED WITH CANCER.  SUCH WEIGHT LOSS INVARIABLY CONSISTS OF A DISPROPORTIONATE LOSS OF MUSCLE AND OTHER LEAN TISSUE AND IS ASSOCIATED WITH SEVERAL ADVERSE OUTCOMES IN CANCER PATIENTS, INCLUDING SHORTER SURVIVAL, INCREASED SIDE EFFECTS OF CANCER THERAPY, DECREASED QUALITY OF LIFE AND DECREASED FUNCTIONALITY.  IT IS ESTIMATED THAT 60-80% OF PATIENTS WITH CANCER WILL EXPERIENCE SIGNIFICANT WEIGHT LOSS AT SOME POINT DURING THE COURSE OF THEIR CANCER.

NEWLY PUBLISHED DATA SUPPORT THE VALUE OF OXANDRIN AS AN ADJUNCT FOR WEIGHT GAIN AND SHOULD HELP TO INCREASE AWARENESS AMONG BOTH PRESCRIBERS AND PATIENTS OF THE POTENTIAL OF OXANDRIN TO BE OF BENEFIT TO THIS PATIENT POPULATION.  OUR FOCUS ON THIS SECTOR SHOULD ALSO ALLOW US TO FURTHER ENHANCE OXANDRIN’S ONGOING COMMERCIAL GROWTH.

ADDITIONAL DATA TO SUPPORT OUR MARKETING PROGRAM FOR OXANDRIN THERAPY IN PATIENTS WITH CANCER AND IWL IS EXPECTED LATER THIS YEAR FROM A DOUBLE BLIND PLACEBO CONTROLLED STUDY IN INDIVIDUALS WITH CANCERS, INCLUDING LUNG, HEAD AND NECK CANCERS.   PATIENTS WITH SUCH CANCERS ARE PARTICULARLY AT RISK FOR IWL.  THIS STUDY HAS BEEN COMPLETED AND THE DATA ARE NOW IN THE PROCESS OF BEING ANALYZED.  WE HAVE SUBMITTED AN ABSTRACT TO THE AMERICAN SOCIETY FOR THERAPEUTIC RADIOLOGY AND ONCOLOGY (ASTRO), AND BASED ON THE STUDY DESIGN AND THE STRONG DATA GENERATED FROM OUR OPEN LABEL STUDY PRESENTED EARLIER THIS YEAR AT ASCO, OUR ABSTRACT HAS BEEN ACCEPTED AND WILL BE PRESENTED AT ASTRO’S MEETING IN OCTOBER.

WHILE A SIGNIFICANT PERCENTAGE OF OUR OXANDRIN BUSINESS TODAY IS FOR THE TREATMENT OF INVOLUNTARY WEIGHT LOSS ASSOCIATED WITH HIV/AIDS, WE ANTICIPATE A SHIFT AS WE CONTINUE TO PENETRATE OTHER MARKETS.  OUR EXPANSION INTO THE MARKET FOR INVOLUNTARY WEIGHT LOSS ASSOCIATED WITH CANCER IS TIMELY AS THE ENVIRONMENT FOR REIMBURSEMENT OF DRUGS SPECIFICALLY FOR HIV/AIDS THROUGH INDIVIDUAL STATE PROGRAMS IS CHANGING.

IN AN EFFORT TO CONSERVE STATE FINANCIAL RESOURCES IN A TIME OF ECONOMIC DOWNTURN AND TAX REVENUE SHORTFALLS, KEY STATES WITH BUDGET CRISES — NEW YORK, CALIFORNIA, AND FLORIDA — HAVE RECENTLY

LIMITED OR ELIMINATED REIMBURSEMENT OF PRESCRIPTION DRUGS FOR HIV AND AIDS, INCLUDING OXANDRIN, UNDER THEIR STATE AIDS DRUG ASSISTANCE PROGRAMS (KNOWN AS ADAPS). ADAPS PROVIDE HIV/AIDS-RELATED PRESCRIPTION DRUGS TO UNINSURED AND UNDERINSURED INDIVIDUALS LIVING WITH HIV/AIDS.

EFFORTS AND DISCUSSIONS ARE ONGOING WITH THESE STATE AGENCIES AND WE HOPE TO SUCCEED IN REVERSING THESE RECENT STATE ADAP CHANGES.  IF WE ARE UNABLE TO DO SO, OUR OXANDRIN SALES IN THE HIV/AIDS RELATED IWL MARKET COULD BE IMPACTED IN THESE STATES.  THESE THREE ADAPS REPRESENT APPROXIMATELY 5% OF OUR TOTAL PRESCRIPTIONS.

FURTHER DIVERSIFICATION OF OUR OXANDRIN PATIENT BASE THROUGH OUR FOCUS ON KEY PRESCRIBERS OF IWL PRODUCTS ACROSS A VARIETY OF DISEASES COUPLED WITH OUR NEW FOCUS ON CANCER-RELATED IWL SHOULD HELP OFFSET THE IMPACT OF THE CHANGES IN STATE ADAP FORMULARY LISTINGS THAT WE ARE CURRENTLY ENCOUNTERING.

WITH REGARD TO THE NOISE IN THE MARKET ABOUT GENERIC OXANDROLONE, I WOULD LIKE TO COMMENT!

VERY RECENTLY, WE BECAME AWARE THAT A SECOND DRUG MASTER FILE (DMF) FOR OXANDROLONE WAS FILED WITH THE FDA IN THE SECOND QUARTER OF 2003.

A DMF FILING, LIKE THE EARLIER FILING BY SOLCHEM THAT WE HAVE PREVIOUSLY DISCUSSED WITH YOU, IS SIMPLY A FILING BY A SUPPLIER OF BULK ACTIVE PHARMACEUTICAL INGREDIENT (API), A STEP THAT DOES NOT TRIGGER A COMPREHENSIVE FDA REVIEW THAT WOULD ALSO INCLUDE AN FDA INSPECTION OF THE FACILITY.  THE STEPS REQUIRED TO PROGRESS FROM DMF FILING TO FDA APPROVAL FOR ANY GENERIC DRUG INCLUDE: DOSAGE FORMULATION, BIOEQUIVALENCY TESTING, AN ANDA FILING, AND PRE-APPROVAL INSPECTIONS OF BOTH THE API AND FINISHED DOSAGE MANUFACTURERS.  ALTHOUGH WE HAVE PREVIOUSLY STATED THAT A GENERIC VERSION OF OXANDRIN COULD BE INTRODUCED AS EARLY AS 2004, GIVEN THE KNOWN COMPLEXITIES OF MANUFACTURING OXANDROLONE AND ESTABLISHING BIOEQUIVALENCE WITH OXANDRIN WE CURRENTLY ANTICIPATE THAT POTENTIAL GENERIC COMPETITION WOULD LIKELY NOT OCCUR UNTIL LATER THAN 2004.

IN ADDITION TO THE ACTIONS WE HAVE TAKEN TO MAXIMIZE OUR MARKET PENETRATION OF OXANDRIN, OTHER ACTIVITIES THAT COULD ENHANCE SALES OF OUR COMMERCIAL PRODUCTS GOING FORWARD INCLUDE:

•                  THE POSSIBLE INTRODUCTION BY TEVA OF OUR GROWTH HORMONE IN THE U.S. IF THE CURRENT LITIGATION IS RESOLVED FAVORABLY.  THAT LITIGATION IS GOING TO TRIAL NEXT MONDAY.

•                  PENDING APPROVAL OF ADDITIONAL INDICATIONS FOR OUR GROWTH HORMONE IN EUROPE.

•                  WITH RESPECT TO DELATESTRYL, WE ARE CONTINUING THE PROCESS OF QUALIFYING AN ALTERNATE MANUFACTURING SITE, WHICH COULD OCCUR AS EARLY AS THE END OF 2003, SUBJECT TO THE INSPECTION AND APPROVAL OF THE FDA.

•                  PENDING FDA APPROVAL OF ARTHREASE FOR OSTEOARTHRITIS OF THE KNEE.

THE SECOND OBJECTIVE OF OUR STRATEGIC PLAN HAS BEEN, AND IS, TO EXECUTE SELECTIVE ACCRETIVE ACQUISITIONS WHENEVER POSSIBLE TO ALLOW US TO FURTHER ENHANCE THE GROWTH OF OUR BASE SPECIALTY PHARMACEUTICAL BUSINESS AND TO ALSO SUPPORT THE DEVELOPMENT OF OUR PROPRIETARY PIPELINE PRODUCTS.

OUR MOST RECENT ACQUISITION, ROSEMONT, WAS CLOSED ON SEPTEMBER 30, 2002.

ROSEMONT IS A UNIQUE COMPANY WITH A LEADING POSITION IN THE RAPIDLY GROWING UK MARKET FOR ORAL LIQUID PRESCRIPTION PRODUCTS.  ROSEMONT’S PRODUCTS COMMAND PREMIUM PRICING AND GENERATE ATTRACTIVE GROSS MARGINS.

PRE-ACQUISITION, ROSEMONT HAD A FIVE-YEAR COMPOUND ANNUAL GROWTH RATE OF APPROXIMATELY 16 PERCENT OR APPROXIMATELY TWICE THAT OF THE OVERALL UK PHARMACEUTICAL MARKET.  TO SUSTAIN ITS GROWTH AND RESPOND TO MARKET DEMAND, IT WILL SEEK TO INTRODUCE FOUR TO SIX NEW ORAL LIQUID FORMULATIONS EVERY YEAR.

IN FACT, ROSEMONT INTRODUCED TWO NEW ORAL LIQUID DRUGS IN THE FIRST SIX MONTHS OF 2003, HAS SUCCESSFULLY DEVELOPED FORMULATIONS FOR FOUR NEW PRODUCTS, AND PLANS THEIR INTRODUCTION TO THE MARKET IN THE SECOND HALF OF THIS YEAR; AND IS SHOWING NICE DOUBLE DIGIT REVENUE GROWTH THIS YEAR.

ROSEMONT PROVIDES US WITH A VALUABLE PRESENCE IN THE UK MARKET AND FURTHER SOLIDFIES OUR PRESENCE IN THE SPECIALTY PHARMACEUTICALS SPACE.  ROSEMONT ALSO PROVIDES US WITH AN INCREMENTAL REVENUE STREAM WHILE DIVERSIFYING OUR SALES AND EARNINGS BASE.

ADDITIONALLY, WE BELIEVE POTENTIAL OPPORTUNITIES FOR ROSEMONT’S EXPANSION EXIST.  THESE INCLUDE:

•                  THE APPLICATION OF ORAL LIQUID FORMULATIONS BEYOND THE GERIATRIC POPULATION, WHICH IS ROSEMONT’S PRIMARY MARKET, PERHAPS TO THE PEDIATRIC MARKET, WHERE ORAL LIQUIDS COULD BE OF BENEFIT.

•                  THE EXPANSION OF ROSEMONT’S BUSINESS BEYOND THE UK.  CURRENTLY, APPROXIMATELY 95 PERCENT OF ROSEMONT’S BUSINESS IS EXCLUSIVELY WITHIN THE UK.  WE ARE EXPLORING OPPORTUNITIES IN OTHER COUNTRIES INCLUDING OTHER EUROPEAN COUNTRIES WHERE ROSEMONT’S PRODUCTS COULD BE APPROVED AND SOLD.

•                  LAST, BUT CERTAINLY NOT LEAST, THE APPLICATION OF ROSEMONT’S TECHNOLOGY TO OUR OWN PRODUCTS, ESPECIALLY OXANDRIN, IS ANOTHER OPPORTUNITY THAT WE HAVE BEGUN TO EVALUATE.   WE BELIEVE THAT PEOPLE WITH AIDS, CANCER PATIENTS, AND THE ELDERLY WOULD BENEFIT FROM THE AVAILABILITY OF AN ORAL LIQUID FORMULATION OF OXANDRIN.

THROUGH THE FIRST SIX MONTHS OF THIS YEAR, ROSEMONT CONTRIBUTED OVER 20% OF REVENUES AND WAS SIGNIFICANTLY ACCRETIVE TO OUR EARNINGS, NOTWITHSTANDING THE EFFECT OF THE AMORTIZATION OF INTANGIBLES CHARGE OF $1 MILLION IN THE QUARTER, OR $2 MILLION IN THE SIX MONTHS.

THE THIRD OBJECTIVE OF OUR STRATEGIC PLAN IS THE DEVELOPMENT OF OUR PROPRIETARY PIPELINE PRODUCTS FUNDED BY THE RESOURCES GENERATED FROM OUR ONGOING OPERATIONS.

I WOULD LIKE TO BRIEFLY SUMMARIZE THE CURRENT STATUS OF EACH OF THESE.

IN THE FIRST QUARTER OF THIS YEAR, I REPORTED THAT WE HAD INITIATED A CLINICAL SAFETY STUDY OF PURICASE® IN PATIENTS WITH INTRACTABLE GOUT, UTILIZING INTRAVENOUS ADMINISTRATION OF A RANGE OF SINGLE DOSES.  THESE PATIENTS WERE SELECTED BECAUSE THEY COULD NOT USE CONVENTIONAL THERAPY DUE TO INTOLERANCE OR BECAUSE THEIR HYPERURICEMIA WAS INADEQUATELY CONTROLLED.  THERE ARE APPROXIMATELY 30,000 SUCH INDIVIDUALS IN THE UNITED STATES.

I AM PLEASED TO CONFIRM, AS MENTIONED IN A RECENT NEWS ANNOUNCEMENT, THAT PURICASE WAS WELL TOLERATED BY ALL PATIENTS IN THIS STUDY AND APPEARS TO BE SAFE.  MOREOVER, PRELIMINARY RESULTS SHOW THAT PURICASE HAS THE ABILITY TO DRAMATICALLY REDUCE ELEVATED PLASMA URIC ACID LEVELS TO WELL WITHIN THE NORMAL RANGE.  NO ALLERGIC RESPONSE TO INTRAVENOUS ADMINISTRATION OF PURICASE WAS OBSERVED.  THE GOOD TOLERABILITY AND SAFETY PROFILE OBSERVED SO FAR ALLOWS FOR AN EXPLORATION OF THE POTENTIAL OF HIGHER DOSES OF PURICASE TO REDUCE ELEVATED URIC ACID LEVELS FOR LONGER PERIODS, WHICH COULD PROVIDE INFORMATION ABOUT THE LIKELY OPTIMAL FREQUENCY OF ADMINISTRATION OF PURICASE.  THEREFORE, TWO ADDITIONAL GROUPS OF PATIENTS ARE SCHEDULED TO ENTER AN EXTENSION TO THE PHASE

I STUDY THIS SUMMER, TO TEST TWO HIGHER DOSE LEVELS.  CONFIRMATION IN THE PHASE I EXTENSION OF THE ACCEPTABLE SAFETY AND TOLERABILITY PROFILE OBSERVED TO DATE WILL LEAD TO THE INITIATION, PLANNED FOR LATER THIS YEAR, OF A PHASE II SAFETY AND EFFICACY STUDY OF PURICASE.

PROSAPTIDE IS A NERVE GROWTH FACTOR PEPTIDE.  THE INDICATION WE ARE PURSUING IS TREATMENT OF PERIPHERAL NEUROPATHIC PAIN IN INDIVIDUALS WITH HIV/AIDS.  THE CLINICAL OBJECTIVE IS TO ACHIEVE PAIN RELIEF IN PERIPHERAL NERVES WITHOUT THE SIDE EFFECTS OF THE THERAPIES USED TODAY, WHICH, BECAUSE THEY ACT ON THE CENTRAL NERVOUS SYSTEM TO RELIEVE PAIN, CAN CAUSE SEDATION, DIZZINESS AND ADDICTION.

WHAT IS BELIEVED TO BE ESPECIALLY UNIQUE ABOUT PROSAPTIDE IS THAT THIS SMALL PEPTIDE APPEARS TO ACT ON THE PERIPHERAL NERVES THEMSELVES TO LESSEN PAIN STIMULI, AS OPPOSED TO THE DRUGS CURRENTLY IN USE THAT ACT ON THE CENTRAL NERVOUS SYSTEM. THE SIDE EFFECTS OF SEDATION, DIZZINESS AND ADDICTION HAVE NOT, SO FAR, BEEN OBSERVED WITH PROSAPTIDE.

OUR PROSAPTIDE PHASE II CLINICAL SAFETY AND DOSE-RANGING STUDY, TO BE INITIATED SHORTLY, HAS BEEN DESIGNED AND WILL BE CONDUCTED IN COLLABORATION WITH THE NEUROLOGIC AIDS RESEARCH CONSORTIUM.  BECAUSE OF THE STUDY SIZE, IT WILL LAST INTO NEXT YEAR.  THE TARGET

POPULATION FOR THIS DRUG EXCEEDS 300,000 INDIVIDUALS IN THE UNITED STATES.

TWO DAYS AGO, WE ANNOUNCED THE ACQUISITION OF EXCLUSIVE RIGHTS FROM MARCO HI-TECH JV LTD. (MARCO), TO MARKET HUPERZINE-A, A PRODUCT FOR THE TREATMENT OF ALZHEIMER’S DISEASE, IN THE UNITED STATES AND EUROPE.

RESEARCH UNDERTAKEN AT WALTER REED ARMY MEDICAL RESEARCH INSTITUTE HAS SHOWN THAT HUPERZINE-A DECREASES NEURONAL CELL DEATH CAUSED BY TOXIC LEVELS OF GLUTAMATE, WHICH IS ASSOCIATED WITH ALZHEIMER’S DISEASE.  HUPERZINE-A IS BELIEVED TO INHIBIT ACETYL-CHOLINESTERASE AND ENHANCE CHOLINERGIC NEUROTRANSMISSIONS.

BASED ON SAFETY DATA ALREADY GENERATED IN A PHASE I STUDY, TO BE SUPPLEMENTED BY DATA ANTICIPATED FROM AN EXTENSION STUDY ABOUT TO BE COMPLETED, A PHASE II HUPERZINE-A CLINICAL TRIAL, THAT WILL BE SUBSTANTIALLY FUNDED BY A NATIONAL INSTITUTES OF HEALTH GRANT, IS BEING PLANNED.  IF, UPON COMPLETION OF THE PHASE II STUDY, WE ELECT TO PROCEED WITH FURTHER DEVELOPMENT OF HUPERZINE-A, WE WILL CONDUCT AND FUND PHASE III CLINICAL TRIALS.  UPON COMMERCIALIZATION, WE WILL EXCLUSIVELY MARKET THE PRODUCT IN THE LICENSED TERRITORIES.  IF WE ARE NOT SATISFIED WITH THE PHASE II RESULTS, WE DO NOT HAVE ANY

OBLIGATION TO FUND PHASE III, BUT WE WOULD THEN RELINQUISH OUR MARKETING RIGHTS.

THE DOSES OF HUPERZINE-A BEING CONTEMPLATED FOR CLINICAL TRIAL TESTING ARE SUBSTANTIALLY HIGHER THAN AMOUNTS CURRENTLY AVAILABLE IN OVER-THE-COUNTER PREPARATIONS.  WE BELIEVE THAT IF PROVEN SAFE AND EFFECTIVE IN CONTROLLED CLINICAL TRIALS AND APPROVED, HUPERZINE-A WILL ULTIMATELY BE A SYNTHETICALLY DERIVED AND PATENTED PROPRIETARY THERAPEUTIC.

WE ACQUIRED THE RIGHTS TO HUPERZINE-A THROUGH AN EQUITY INVESTMENT IN MARCO.  SPECIFIC TERMS OF THE TRANSACTION HAVE NOT BEEN DISCLOSED.

THE ACQUISITION OF RIGHTS TO HUPERZINE-A STRENGTHENS OUR CORPORATE COMMITMENT TO THE FIELD OF NEUROLOGICAL MEDICINE THAT BEGAN WITH OUR ACQUISITION OF PROSAPTIDE.

BTG-271 IS A HUMAN MONOCLONAL ANTIBODY.  THE CLINICAL INDICATION WE’RE PURSUING IS THE TREATMENT OF ACUTE MYELOID LEUKEMIA (AML). THE OBJECTIVE IS TO EXTEND THE DURATION OF REMISSION FOR AML PATIENTS.

THE TARGET ORPHAN POPULATION IS THE 11,000 INDIVIDUALS IN THE U.S. WHO ARE DIAGNOSED ANNUALLY IN THE UNITED STATES AS HAVING AML.  POSSIBLE FUTURE INDICATIONS ARE MULTIPLE MYELOMA AND SEVERAL OTHER LEUKEMIAS.

BTG-271 BINDS NOT JUST TO AML, MULTIPLE MYELOMA CELLS, ACUTE LYMPHOCYTIC LEUKEMIC CELLS AND CHRONIC LYMPHOCYTIC LEUKEMIC CELLS BUT ALSO TO LEUKEMIC STEM CELLS.  MOST PROMISING, IT APPEARS NOT TO BIND TO NORMAL STEM CELLS.  BTG-271, LINKED TO A CHEMOTHERAPEUTIC DRUG FOR POTENTIALLY GREATER EFFICACY, IS CURRENTLY BEING STUDIED FOR ITS EFFECT ON ACUTE MYELOID LEUKEMIC CELLS.

A WORD ABOUT OUR NAME CHANGE.  ON JUNE 23, 2003, OUR CORPORATE NAME WAS CHANGED TO SAVIENT PHARMACEUTICALS, INC. AND OUR NASDAQ TICKER SYMBOL BECAME SVNT.  THE ADOPTION OF OUR NEW CORPORATE IDENTITY WAS DRIVEN BY THE DIRECTION OUR BUSINESS HAS TAKEN OVER THE PAST SEVERAL YEARS.  I AM SURE IT IS CLEAR TO YOU, PARTICULARLY SINCE WE ACQUIRED ROSEMONT, THAT WE HAVE GROWN BEYOND OUR INITIAL FOCUS ON RECOMBINANT THERAPEUTIC PRODUCTS INTO A PROFITABLE PHARMACEUTICAL COMPANY NOW ENCOMPASSING THE DEVELOPMENT, MANUFACTURE, AND MARKETING OF BOTH NICHE-FOCUSED SPECIALTY PHARMACEUTICALS AND BIOLOGIC PRODUCTS.  IN CONJUNCTION WITH THE

NAME CHANGE, OUR WEBSITE ADDRESS HAS BEEN CHANGED TO WWW.SAVIENTPHARMA.COM.  OUR WHOLLY OWNED SUBSIDIARIES, BIO-TECHNOLOGY GENERAL (ISRAEL) LTD. AND ROSEMONT PHARMACEUTICALS LIMITED, HAVE RETAINED THEIR CORPORATE NAMES.

TO SUM UP,

TODAY WE ARE VERY MUCH A SPECIALTY PHARMACEUTICAL COMPANY, WITH OPERATIONS IN THE UNITED STATES, THE UNITED KINGDOM, AND ISRAEL.  THE ROSEMONT ACQUISITION HAS ALTERED THE RELATIVE DISTRIBUTION OF OUR WORLDWIDE SALES, WITH 54% OF THE TOTAL NOW IN THE UNITED STATES, 21% IN THE UNITED KINGDOM, AND THE REMAINDER IN THE REST OF THE WORLD.

WE COMMERCIALIZE — ALONE OR THROUGH PARTNERS — DIVERSIFIED SPECIALTY PRODUCTS ON A WORLDWIDE BASIS AND REMAIN DEDICATED TO THE RESEARCH, DEVELOPMENT, AND COMMERCIALIZATION OF THERAPEUTIC AGENTS THAT ADDRESS UNMET MEDICAL NEEDS IN BOTH NICHE AS WELL AS LARGER MARKET SEGMENTS.

AT THIS TIME I WOULD LIKE TO OPEN THE CALL TO ANY QUESTIONS THAT YOU MAY HAVE.

OPERATOR:  THANK YOU.  THE QUESTION-AND-ANSWER SESSION WILL BEGIN AT THIS TIME.  IF YOU’RE USING A SPEAKERPHONE, PLEASE PICK UP THE HANDSET BEFORE PRESSING ANY NUMBERS.  SHOULD YOU HAVE A QUESTION, PLEASE PRESS STAR, ONE ON YOUR PUSHBUTTON TELEPHONE.  IF YOU WISH TO WITHDRAW YOUR QUESTION, PLEASE PRESS STAR, TWO.  YOUR QUESTIONS WILL BE TAKEN IN THE ORDER THEY ARE RECEIVED.  PLEASE STAND BY FOR YOUR FIRST QUESTION.

OUR FIRST QUESTION COMES FROM JOHN NINSEY(PH) FROM GLOBAL ASSET(PH).  PLEASE STATE YOUR QUESTION.

JOHN NINSEY, GLOBAL ASSET: GOOD MORNING, GENTLEMEN.  IT SEEMS - CAN YOU HEAR ME OK?

UNIDENTIFIED PARTICIPANT:  GOOD MORNING.

NINSEY:  I ASSUME YOU CAN.  IT SEEMS MUCH OF YOUR PRODUCT LINE IS DEDICATED TO THE AIDS AREA.  AM I - AM I MISREADING THAT?  AND THEN, SECONDLY - THE SECOND QUESTION IS, “WHAT DO YOU REGARD AS YOUR - AS YOUR MOST PROFITABLE PRODUCT LINE GOING FORWARD?

FASS:  I THINK THERE IS CONGRUENCE RIGHT NOW IN TERMS OF OXANDRIN PART OF WHO’S SALES ARE DERIVED FROM HIV - AIDS AND THE FACT THAT PROSAPTIDE IS BEING DEVELOPED FOR HIV - AIDS NEUROPATHY.  BUT GIVEN THAT OXANDRIN HAS POTENTIAL WAY BEYOND AND LIKELY MUCH LARGER BEYOND AIDS, I DON’T KNOW THAT I WOULD NECESSARILY AGREE THAT WE HAVE A STRONG EXCLUSIVE OR NEARLY EXCLUSIVE FOCUS ON AIDS.  IT JUST HAPPENS THAT OXANDRIN BEGAN ITS SALES IN THE - IN THE AIDS AREA.  I BELIEVE THAT ITS CANCER POTENTIAL IS WAY LARGER THAN IN AIDS AND IN OTHER AREAS AS WELL.

NINSEY:  ALL RIGHT.

FASS:  WE’LL SEE WITH PROSAPTIDE, ONCE THE HIV INDICATION IS OBTAINED, I THINK IT WILL BE UTILIZED IN AREAS OTHER THAN THAT, AND WE WILL DEVELOP IT FOR THOSE AREAS, AS WELL.

IN TERMS OF PROFIT MARGINS, PROBABLY GROWTH HORMONE, OXANDRIN CURRENTLY ARE THE MOST PROFITABLE OF OUR PRODUCTS.

NINSEY:  THANK YOU.

OPERATOR:  OUR NEXT QUESTION COMES FROM ANDREW SPA(PH) FROM MAXIM GROUP(PH).  PLEASE STATE YOUR QUESTION.

ANDREW SPA, MAXIM GROUP: HEY, GUYS, NOT A BAD QUARTER.  COUPLE OF QUESTIONS HERE.

I WAS ANALYZING SOME OF YOUR PRODUCT REVENUES.  OXANDRIN, ROSEMONT LOOKED LIKE THEY DID VERY GOOD ESPECIALLY ON A QUARTER - A SEQUENTIALLY QUARTERLY BASIS.  ONE OF THE QUESTIONS THAT I HAD IS REGARDING THE HGH PRODUCT.  IN THE PAST, WE’VE TALKED ABOUT SOME OF THE PRICING PRESSURES IN JAPAN.  LOOKED LIKE IT WAS DOWN A COUPLE OF HUNDRED THOUSAND DOLLARS QUARTER-OVER-QUARTER.  CAN YOU GIVE ME AN IDEA ON WHAT THE TRENDS LOOK LIKE ON HGH FOR THE REST OF THE YEAR?  I KNOW WE’RE SEEKING OTHER APPROVALS IN EUROPE, BUT CAN YOU PROVIDE A LITTLE BIT MORE OF AN OUTLOOK AS IT RELATES TO HGH?

FASS:  I THINK WHAT WE CAN EXPECT FROM - FOR HGH FROM JAPAN IN FACT IS THAT FOR THE NEXT TWO QUARTERS, WE WILL SEE INCREMENTAL GROWTH IN THEIR SALES.  THAT TENDS TO BE VERY OFTEN THEIR PATTERN OF PURCHASING FOR THE YEAR.  SO I - WE WILL PROBABLY SEE A THIRD QUARTER AND FOURTH QUARTER THAT WILL BE - WILL BE HIGHER THAN THE SECOND QUARTER OR THE FIRST QUARTER.

OUR EUROPEAN PARTNER, FERRING, IS DOING BETTER AND BETTER, AND WE EXPECT THAT THOSE SALES WILL INCREASE, AS WELL.  AND AS I MENTIONED IN PASSING, WE ARE HOPEFUL THAT WE WILL PREVAIL IN OUR LITIGATION WITH NOVO IN THE NEAR FUTURE, WHICH WOULD ALLOW TEVA TO INTRODUCE OUR GROWTH HORMONE IN THE STATES, AS WELL.

SPA:  ALL RIGHT.  NOW, I THINK THAT PART’S EXCITING, AS WELL.

NEXT QUESTION I HAVE AS IT RELATES TO ROSEMONT.  YOU KNOW, YEAR-OVER-YEAR, SIX-MONTHS COMPARED TO HISTORICAL COMPANY LOOKS LIKE IT’S GROWING TREMENDOUSLY.  YOU STATED THAT THEY’VE INTRODUCED TWO

NEW PRODUCTS IN THE FIRST HALF OF THE YEAR, AND THEY’VE GOT FORMULATIONS FOR FOUR NEW ONES THAT SHOULD BE LAUNCHED IN THE SECOND HALF OF THE YEAR.  THAT SEEMS VERY EXCITING.

HISTORICAL GUIDANCE FROM THE COMPANY IN THE PAST HAS BEEN FOR FOUR TO SIX NEW PRODUCTS A YEAR.  AS YOU EXPAND - POTENTIALLY EXPAND INTO NEW MARKETS, MAYBE A PEDIATRIC, MAYBE INTO EUROPEAN AND SOME OTHER SELECT MARKETS - DO THOSE INTRODUCTIONS OF NEW PRODUCTS EXPAND MATERIALLY, SIGNIFICANTLY, OR SLIGHTLY?  I MEAN IS IT POSSIBLE THAT ROSEMONT COULD ACTUALLY LAUNCH TEN NEW PRODUCTS A YEAR?

THAT MIGHT BE TOO MUCH OF A FORWARD-LOOKING STATEMENT.  I’M JUST TRYING ON - UNDERSTAND.  YOU’RE IN - YOU’RE IN THE INITIAL STAGES RIGHT NOW.  I UNDERSTAND YOU GUYS ARE RESEARCHING EVERYTHING.  BUT, YOU KNOW, I REALLY SEE, YOU KNOW, SOME DEEP VALUE AND MORE OF A POTENTIAL CATALYST OUT OF ROSEMONT.

FASS:  ANDREW, EVEN IF THEY WERE NOT TO INCREASE, THE NEW INTRODUCTIONS FROM SIX TO TEN - IF THEY WERE TO TAKE THEIR CURRENT PRODUCTS AND THE CURRENT PACE OF INTRODUCTIONS AND EXPAND BEYOND THE U.K. TO OTHER EUROPEAN COUNTRIES OR BRINGING SOME OF THOSE PRODUCTS AND GETTING APPROVALS FOR THEM IN THE U.S., CLEARLY WE CAN GROW THAT BUSINESS AND RECOGNIZE OR REALIZE AN UPSIDE THAT IS WAY BEYOND WHAT ANYONE HAD ANTICIPATED AND CLEARLY LARGER THAN THEIR HISTORIC GROWTH RATE OF ABOUT 16%.

SPA:  ALL RIGHT.

FASS:  SO, THAT COULD BE UPSIDE TO THEIR HISTORICAL GROWTH OF 16% ANNUALLY.

SPA:  YES, THAT PART OF THE BUSINESS REALLY EXCITES US.

THIRD QUESTION RELATES TO SOME OF YOUR EXPENSES.  YOU KNOW, WE TALKED ABOUT GUIDANCE OF 30% OF TOTAL SALES BEING RELATED TO R&D.  YOU JUST MADE THE COMMENTS EARLIER THAT YOU EXPECT A BUMP IN THE SECOND HALF.  SO, YOU KNOW, THAT LOOKS - THAT’S UNDERSTANDABLE.

THE QUESTIONS THAT I ACTUALLY HAVE ARE YOUR MARKETING AND SALES WERE WAY DOWN IN Q2 AS IT RELATES TO Q1.  IS THAT A CONSISTENT TREND TO THE REMAINDER OF THE YEAR?  YOU KNOW, I’D EXPECT MARKETING SALES TO PICK UP AGAIN WITH SOME OF THE INITIATIVES THAT YOU LAUNCHED WITH WHAT’S GOING ON IN ROSEMONT.  CAN YOU PROVIDE ANY MORE GUIDANCE AS IT RELATES TO MARKETING AND SALES?

WHITNEY STEARNS, SAVIENT PHARMACEUTICALS, INC.: HI, ANDREW.  THIS IS WHITNEY STEARNS.

SPA:  HEY, WHIT.

STEARNS:  MARKETING AND SALES EARLY THIS YEAR WERE DRIVEN BY INCENTIVE COMP ISSUES AS WELL AS THE PRE-WORK THAT WE WERE DOING IN PREPARATION FOR ONCOLOGY.  SO, YOU TEND TO DO THAT WORK EARLY BEFORE YOU’RE GOING OUT THERE.

SPA:  OK.

STEARNS:  LOOKING AHEAD, I DON’T SEE THAT, YOU KNOW, SALES AND MARKETING IS TRENDING DOWN AT THE RATE YOU SAW BETWEEN Q1 AND Q2.

SPA:  RIGHT.  I MEAN IT WAS 6.5 TO 5.4.  THAT’S A PRETTY SIGNIFICANT, YOU KNOW, AMOUNT.  BUT, I MEAN THE NEXT QUESTION I’M GOING TO ASK YOU - “DO YOU THINK IT GOES BACK TO A 6.5 TYPE OF NUMBER PER QUARTER FOR THE REMAINDER OF THE YEAR?”

STEARNS:  WE HAVE NOT GIVEN GUIDANCE ON QUARTERLY SPENDS IN VARIOUS AREAS, SO I’M JUST GOING TO KIND OF STAY AWAY FROM THAT ONE.

SPA:  OK, YOU ANSWERED IT PRIOR TO THAT, SO I THINK I’VE GOT A GOOD READ ON IT.

YOU’VE ALSO TALKED ABOUT YOUR G&A EXPENSES.  WE’VE GOT THE INCLUSION OF ROSEMONT.  YOU KNOW, SAME THING - THE TREND FOR THE REMAINDER OF THE YEAR IN Q2 - WE KNOW WE HAVE SOME LITIGATION.  I MEAN THE SIX - I’M SORRY, THE 6.4 MILLION THAT YOU GUYS ANNOUNCED IN Q2, IS THAT A CONSISTENT NUMBER FOR THE REMAINDER OF THE YEAR, DO YOU THINK - SLIGHTLY HIGHER - SLIGHTLY LOWER?  WE KNOW YOU HAVE A BUNCH OF DIFFERENT LITIGATIONS IN THERE, AND WE KNOW THAT CONTRIBUTES TO THE NUMBER.  CAN YOU GIVE SOME GUIDANCE AS IT RELATES TO THAT?

STEARNS:  LET ME COMMENT UPON THE SECOND QUARTER SPENDING, AND I’LL LET YOU, THEN, DEVELOP YOUR OWN FORECAST.  IT’S A LITTLE BIT EASIER THAT WAY.

SPA:  OK.

STEARNS:  I CERTAINLY WOULD ACKNOWLEDGE THAT THERE WERE SOME SPIKES IN Q2, BOTH IN COMPENSATION AND LITIGATION THAT I DON’T SEE ON A REGULAR BASIS GOING FORWARD.

SPA:  OK, THAT’S GREAT.  LAST QUESTION I HAVE IS - YOU KNOW, AND I THINK THIS IS PRETTY MUCH KEEPING THE STOCK DOWN IN THE MEANTIME AND I DO APPRECIATE THIS WELL-INFORMED CONFERENCE CALL.  AS IT RELATES TO YOUR PENDING LITIGATION REGARDING SOME OF THE OUTSTANDING SHAREHOLDER LAWSUITS AND NOT AN SEC REVIEW BUT SOME OF THEIR REQUESTS FOR DOCUMENTS, HAS THERE ANY - BEEN ANY STATUS CHANGE AS IT RELATES TO THOSE ISSUES?

FASS:  NO, ANDREW, THERE HAS NOT.  THERE’S BEEN A REQUEST FOR DOCUMENTS, WHICH WE SUPPLIED.  THIS COMES FROM A REGIONAL OFFICE OF THE SEC (INAUDIBLE).  NOTHING HAS CHANGED THERE.

SPA:  NOTHING.  DO YOU HAVE A TIMELINE WHEN YOU THINK THINGS MAY BE RECONCILED OR JUST - YOU’RE JUST GOING WITH (INAUDIBLE) RIGHT NOW?

FASS:  WE HAVE NO INFORMATION AS TO COMMENT ON THAT IN TERMS OF ANY TIMELINE.

SPA:  OK.  GENTLEMEN, I APPRECIATE THE CALL.  LOOKS PRETTY GOOD.  THANK YOU VERY MUCH. YES?

STEARNS:  ANDREW, BEFORE YOU DROP OFF - THIS IS WHIT AGAIN.

SPA:  SURE.

STEARNS:  (INAUDIBLE) I SHOULD REMIND YOU, AS SIM POINTED OUT, IS WE ARE GOING TO TRIAL THIS QUARTER, ...

SPA:  RIGHT.

STEARNS:  ... LEGAL EXPENSES WOULD BE IMPACTED, I THINK, THIS QUARTER.  IT’S MORE OF THE FURTHER OUT THAT IT WOULD BE GOING DOWN.  I JUST THOUGHT I SHOULD CLARIFY THAT.

SPA:  NO, I’M AWARE OF IT.  THANK YOU, WHIT.  I APPRECIATE IT.

UNIDENTIFIED PARTICIPANT:  THANKS, ANDREW.

SPA:  THANKS, GUYS.

OPERATOR:  WE DO HAVE A FOLLOW-UP COMING FROM JOHN NINSEY.  PLEASE STATE YOUR QUESTION.

NINSEY:  ANDREW COVERED IT ABOUT THE - AS FAR AS THE LEGAL ISSUES WERE CONCERNED.  THAT’S BEEN COVERED.  THANK YOU.

OPERATOR:  ONCE AGAIN, LADIES AND GENTLEMEN, AS A REMINDER, SHOULD YOU HAVE A QUESTION, PLEASE PRESS STAR, ONE AT THIS TIME.

OUR NEXT QUESTION COMES FROM TOM SHORT(PH) FROM JALA EQUITIES(PH).  PLEASE STATE YOUR QUESTION.

TOM SHORT, JALA EQUITIES: GOOD MORNING, GUYS.  I APOLOGIZE.  I MISSED THE BEGINNING OF THE CALL, SO I HOPE YOU DIDN’T GO OVER THIS.  IF YOU DID, THEN YOU COULD JUST REPEAT IT.  BUT ARE YOU GIVING ANY GUIDANCE FOR FULL-YEAR REVENUES AND/OR EARNINGS?

STEARNS: HI.  GOOD MORNING.  THIS IS WHIT STEARNS.  CONSISTENT WITH OUR PRACTICE THAT WE BEGAN AT THE END OF LAST YEAR, WE DO NOT GIVE SPECIFIC GUIDANCE ON EARNINGS OR GUIDANCE.  WE HAVE IN OUR 10-Q LAST YEAR DID PROVIDE SOME OUTLOOKS ON SOME ITEMS, BUT BEYOND THAT WE HAVE NOT GIVEN FURTHER GUIDANCE.

SHORT:  OK, THANKS.

OPERATOR:  IF THERE ARE NO FURTHER QUESTIONS, I WILL NOW TURN THE CONFERENCE BACK TO DR. FASS.

FASS:  THANK YOU, OPERATOR.

FASS:  I SHOULD LIKE TO CONCLUDE MY REMARKS BY REITERATING THAT OUR SECOND QUARTER AND FIRST HALF 2003 RESULTS REFLECT THE IMPLEMENTATION OF OUR STRATEGIC OBJECTIVES AND WE EXPECT IN COMING MONTHS TO CONTINUE TO DEMONSTRATE, AS WE HAVE YEAR-TO-DATE, GROWTH IN SALES AND THE ADVANCEMENT IN THE CLINIC OF OUR PROPRIETARY PIPELINE PRODUCTS.

AT THE SAME TIME, WE ARE CONTINUING TO SEEK OUT APPROPRIATE ACQUISITIONS AND ALLIANCES TO FURTHER ENHANCE AND STRENGTHEN OUR BUSINESS AROUND THE WORLD.

I THANK YOU FOR YOUR INTEREST AND ATTENDANCE.  HAVE A GOOD DAY.

OPERATOR:  LADIES AND GENTLEMEN, IF YOU WISH TO ACCESS A REPLAY FOR THIS CALL, YOU MAY DO SO BY DIALING 800-428-6051 OR 973-709-2089 WITH AN ID NUMBER OF 300867.

THIS CONCLUDES OUR CONFERENCE FOR TODAY.  THANK YOU ALL FOR PARTICIPATING